UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Michael K. Handley as Chief Executive Officer and Board Member

On March 3, 2026, Tivic Health Systems, Inc. (the “Company”), a Delaware corporation, appointed Michael K. Handley as Chief Executive Officer of the Company and a member of the board of directors (the “Board”), effective immediately.

Mr. Handley, 54, is a successful life science business professional with over two decades of cross-functional experience in drug/device commercialization, regulatory/clinical affairs, operations, strategic transactions, market development and partnering/licensing. He has served as the Company’s Chief Operating Officer and President of Tivic Biopharma since February 18, 2025. Prior to joining the Company, from July 2021 until February 2025, Mr. Handley served as President, Chief Executive Officer and Chairman of Statera Biopharma, Inc. From July 2019 to March 2020, he served as the Chief Executive Officer and a director of Immune Therapeutics. Prior to that, from 2012 to 2018, Mr. Handley served as the Chief Executive Officer and a director of Armis Biopharma, a development-stage healthcare company, where Mr. Handley was responsible for day-to-day operations, executing a profitable growth strategy, obtaining global product approvals, overseeing intellectual property strategy, product commercialization, business development and financing. Mr. Handley founded Vessix Vascular, Inc. in 2011 and served as its Vice President of Clinical, Quality and Regulatory until 2012, when it was acquired. Mr. Handley also served as the Global Head of Regulatory at Acclarent, Inc. from 2010 to 2011 until it was acquired. Prior to that, he served in senior executive roles at Spectranetics (Nasdaq: SPNC), a medical device company, and Accelapure Corporation, a biotechnology company. Prior to beginning his business career, Mr. Handley spent several years in various consulting and drug development roles at the public biotech companies Genentech, Inc. (Nasdaq: DNA), Amgen Inc. (Nasdaq: AMGN) and Gliatech Inc. (formerly Nasdaq: GLIA). Mr. Handley graduated cum laude from Colorado State University with Bachelor of Science degrees in molecular biology, physiology and minors in chemistry, and neurobiology in 1995. Mr. Handley attended The Graziadio Business School of Pepperdine University for his Executive Master of Business Administration degree.

There are currently no changes to Mr. Handley’s existing employment agreement entered into with the Company on February 12, 2025.

There are no family relationships between Mr. Handley and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Other than as previously disclosed, the Company is not aware of any transactions or relationships between Mr. Handley and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Resignation of Jennifer Ernst as Chief Executive Officer and Board Member

Effective March 2, 2026, Jennifer Ernst resigned from her positions as Chief Executive Officer and, effective March 5, 2026, as a member of the Board of Directors (the “Board”) of the Company. On March 3, 2026, the Company and Ms. Ernst entered into a Separation Agreement (the “Separation Agreement”). Ms. Ernst’s resignation was not the result of any dispute or disagreement with the Company or management on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Separation Agreement and consistent with Ms. Ernst’s Executive Employment Agreement, dated October 8, 2025, Ms. Ernst will receive: (i) an aggregate cash payment of $325,000 over a 12-month period (the “Severance Period”), (ii) continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) for the duration of the Severance Period, (iii) continued vesting of all outstanding unvested equity awards held by Ms. Ernst as of the Effective Date for the duration of the Severance Period, and (iv) $50,000 in restricted common stock of the Company, subject to shareholder approval.

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The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 of this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 4, 2026, the Company issued a press release announcing Mr. Handley’s appointment as Chief Executive Officer and director of the Company and Ms. Ernst’s departure from the Company. A copy of that press release is furnished as Exhibit 99.1 of this Current Report and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report including Exhibit 99.1, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Agreement by and between Tivic Health Systems, Inc. and Jennifer Ernst, dated March 3, 2026.
99.1	Press Release of Tivic Health Systems, Inc., dated March 4, 2026.
104	Cover Page Interactive Data File (embedded within the XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	March 4, 2026	By:	/s/ Michael K. Handley
Name: Michael K. Handley Title: Chief Executive Officer

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